Exhibit 99.1

De Joya Griffith & Company, LLC
CERTIFIED PUBLIC ACCOUNTANTS & COUNSULTANTS

Report of Independent Registered Public Accounting Firm

To The Board of Directors and Stockholders
W K, Inc
Seattle, Washington 98109

We have audited the accompanying balance sheet of W K, Inc. as of December 31, 2009, and the related statements of operations, stockholders’ equity, and cash flows from inception (May 27, 2009) through December 31, 2009. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the financial statements based on our audit.

We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of W K, Inc. as of December 31, 2009, and the results of their operations and cash flows from inception (May 27, 2009) through December 31, 2009 in conformity with accounting principles generally accepted in the United States.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note 3 to the financial statements, the Company has suffered losses from operations, which raise substantial doubt about its ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 3. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

    De Joya Griffith & Company, LLC

/s/ De Joya Griffith & Company, LLC
    Henderson, NV
    February 22, 2010

2580 Anthem Village Drive, Henderson, NV 89052
Telephone (702) 563-1600  o  Facsimile (702) 920-8049

W K, Inc.
Balance Sheet

December 31,
2009

ASSETS
Current assets
Cash and cash equivalents	$28,437
Accounts receivable	7,852
Prepaid expense	334
Inventory	58,273
Total current assets	94,896

Fixed assets
Fixed assets, net	37,357
Total fixed assets	37,357

Other assets
Security deposits	502
Total other assets	502
TOTAL ASSETS	$132,755

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
Accounts payable	$2,069
Accrued expense	1,013
Credit line	1,339
Due to related party	103,016
Total current liabilities	107,437
Total liabilities	107,437

Stockholders' equity
Common stock, no par value, 100,000
shares authorized, 60,000 shares issued and
outstanding	1,000
Additional paid-in capital	34,286
Accumulated deficit	(9,968)
Total stockholders' equity	25,318
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$132,755

The accompanying notes are an integral part of these financial statements.

W K, Inc.
Statement of Operations

Inception
(May 27, 2009)
to December 31,
2009

REVENUE	$145,723

COST OF GOODS SOLD	95,914

GROSS PROFIT	49,809

OPERATING EXPENSES
Store expenses	29,929
Marketing and advertising expense	3,439
General & administrative expense	25,771
Total operating expenses	59,139

Operating loss	(9,849)

OTHER EXPENSES
Interest expense	119
Total other expenses	119

NET LOSS	$(9,968)

NET LOSS PER SHARE	$(0.17)

WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING-BASIC	60,000

The accompanying notes are an integral part of these financial statements.

W K, Inc.
Statement of Stockholders' Equity

	Common Stock		Additional		Total
		Paid-in	Accumulated	Stockholders'
	Shares	Amount	Capital	(Deficit)	Equity

May 27, 2009
Founder's shares
issued for cash	60,000	$1,000	$-	$-	$1,000

Contributed capital	-	-	17,161	-	17,161

Contribution of
fixed assets	-	-	17,125	-	17,125

Net loss	-	-	-	(9,968)	(9,968)

Balance,
December 31, 2009	60,000	$1,000	$34,286	$(9,968)	$25,318

The accompanying notes are an integral part of these financial statements.

W K, Inc.
Statement of Cash Flows

Inception
(May 27, 2009)
to December 31,
2009
OPERATING ACTIVITIES
Net loss	$(9,968)
Adjustments to reconcile net loss
to net cash:
(Increase) decrease in:
Accounts receivable-other	(7,852)
Prepaid expense	(334)
Inventory	(58,273)
Security deposits	(502)
Depreciation	2,816
(Increase) decrease in:
Accounts payable	2,069
Accrued expense	1,013
Net cash used in operating activities	(71,031)

INVESTING ACTIVITIES
Furniture and equipment	(23,048)
Net cash used in investing activities	(23,048)

FINANCING ACTIVITIES
Proceeds from common stock	1,000
Contributed capital	17,161
Credit line	1,339
Due to related party	103,016
Net cash provided by financing activities	122,516

NET INCREASE IN CASH	28,437

CASH AND CASH EQUIVALENTS –
BEGINNING OF PERIOD	-

CASH AND CASH EQUIVALENTS –
END OF PERIOD	$28,437

SUPPLEMENTAL INFORMATION:
Interest paid	$119
NONE CASH INVESTING:

Contribution of fixed assets	$17,125

The accompanying notes are an integral part of these financial statements.

W K, Inc.
Notes to Financial Statements
December 31, 2009

NOTE 1.   GENERAL ORGANIZATION AND BUSINESS

W K, Inc. (the "Company") (d.b.a. "Bill the Butcher") was incorporated under the laws of the state of Washington on May 27, 2009.  The Company was organized to conduct any lawful business. WK, Inc., under the "Bill the Butcher" brand name, sells U.S. sourced and ethically raised meat, free range poultry and wild seafood in the State of Washington.  The Company's product line also includes specialties such as custom marinades, dry rubs and carved-to-order dry aged beef.  The Company also features open pastured organic and natural grass fed beef that has not been raised with steroids, anti-biotics or hormones, and has not been fed genetically modified corn.

NOTE 2.   SUMMARY OF SIGNIFICANT ACCOUNTING PRACTICES

The relevant accounting policies are listed below.

Basis of Accounting
The basis is United States generally accepted accounting principles.

Cash and Cash Equivalents
The Company considers all short-term investments with a maturity of three months or less at the date of purchase to be cash equivalents.

Property and Equipment
Property and equipment are stated at cost. Depreciation is computed using the straight-line method over the estimated useful lives of the various assets, which range from three to seven years.  Leasehold improvements are amortized over the remaining lease term or three years, including renewal periods at the Company’s option.  Depreciation expense was $2,817 for the short year ended December 31, 2009. Maintenance and repairs are charged against income as incurred and additions, renewals, and improvements are capitalized.

Valuation of Long-Lived Assets
The Company periodically evaluates the carrying value of long-lived assets, including, but not limited to, property and equipment, and other assets.  The carrying value of a long-lived asset is considered impaired if its estimated fair value is less than its carrying value.  Management does not believe there were any impaired long-lived assets as of December 31, 2009.

W K, Inc.
Notes to Financial Statements
December 31, 2009

NOTE 2.   SUMMARY OF SIGNIFICANT ACCOUNTING PRACTICES (Continued)

Inventory
Inventories consist primarily of raw meat product, dairy and non-perishable specialty grocery items held for resale.  Inventories are stated at the lower of average cost or market using the first-in first-out method and are accounted for on a monthly basis based on a physical inventory count.

Fair Value of Financial Instruments
The Company’s cash and cash equivalents, short-term investments, accounts receivable, accounts payable and accrued liabilities are considered financial instruments whose carrying value approximates fair value based on their short term nature.

Revenue recognition
The Company recognizes revenue on an accrual basis as it invoices for services.  Revenue is generally realized or realizable and earned when all of the following criteria are met:  1) persuasive evidence of an arrangement exists between the Company and the customer(s); 2) services have been rendered; 3) the price to the customer is fixed or determinable; and 4) collectibility is reasonably assured.

Earnings per Share
The basic earnings (loss) per share is calculated by dividing the Company's net income (loss) available to common shareholders by the weighted average number of common shares during the year.  The diluted earnings (loss) per hare is calculated by dividing the Company's net income (loss) available to common shareholders by the diluted weighted average number of shares outstanding during the year.  The diluted weighted average number of shares outstanding is the basic weighted number of shares adjusted as of the first of the year for any potentially dilutive debt or equity.

The Company has not issued any options or warrants or similar securities since inception.

Dividends
The Company has not yet adopted any policy regarding payment of dividends.  No Dividends have been paid during the period presented.

W K, Inc.
Notes to Financial Statements
December 31, 2009

NOTE 2.   SUMMARY OF SIGNIFICANT ACCOUNTING PRACTICES (Continued)

Income Taxes
The provision for income taxes is the total of the current taxes payable and the net of the change in the deferred income taxes. Provision is made for the deferred income taxes where differences exist between the period in which transactions affect current taxable income and the period in which they enter into the determination of net income in the financial statements.

Year end
The Company's fiscal year-end is December 31.

Advertising
Advertising costs are expensed when incurred.  For the period from inception (May 27, 2009) through the year ended December 31, 2009, the Company has incurred advertising expenses of $3,439.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

W K, Inc.
Notes to Financial Statements
December 31, 2009

NOTE 2.   SUMMARY OF SIGNIFICANT ACCOUNTING PRACTICES (Continued)

Recent Accounting Pronouncements
Below is a listing of the most recent accounting standards and their effect on the Company.

In January 2010, the FASB (Financial Accounting Standards Board) issued Accounting Standards Update 2010-03 (ASU 2010-03), Extractive Activities—Oil and Gas (Topic 932): Oil and Gas Reserve Estimation and Disclosures.  This amendment to Topic 932 has improved the reserve estimation and disclosure requirements by (1) updating the reserve estimation requirements for changes in practice and technology that have occurred over the last several decades and (2) expanding the disclosure requirements for equity method investments.  This is effective for annual reporting periods ending on or after December 31, 2009.  However, an entity that becomes subject to the disclosures because of the change to the definition oil- and gas- producing activities may elect to provide those disclosures in annual periods beginning after December 31, 2009.  Early adoption is not permitted.  The Company does not expect the provisions of ASU 2010-03 to have a material effect on the financial position, results of operations or cash flows of the Company.

In January 2010, the FASB issued Accounting Standards Update 2010-02, Consolidation (Topic 810): Accounting and Reporting for Decreases in Ownership of a Subsidiary.  This amendment to Topic 810 clarifies, but does not change, the scope of current US GAAP.  It clarifies the decrease in ownership provisions of Subtopic 810-10 and removes the potential conflict between guidance in that Subtopic and asset derecognition and gain or loss recognition guidance that may exist in other US GAAP.  An entity will be required to follow the amended guidance beginning in the period that it first adopts FAS 160 (now included in Subtopic 810-10).  For those entities that have already adopted FAS 160, the amendments are effective at the beginning of the first interim or annual reporting period ending on or after December 15, 2009. The amendments should be applied retrospectively to the first period that an entity adopted FAS 160.  The Company does not expect the provisions of ASU 2010-02 to have a material effect on the financial position, results of operations or cash flows of the Company.

W K, Inc.
Notes to Financial Statements
December 31, 2009

NOTE 2.   SUMMARY OF SIGNIFICANT ACCOUNTING PRACTICES (Continued)

Recent Accounting Pronouncements (Continued)
In January 2010, the FASB issued Accounting Standards Update 2010-01, Equity (Topic 505): Accounting for Distributions to Shareholders with Components of Stock and Cash (A Consensus of the FASB Emerging Issues Task Force).  This amendment to Topic 505 clarifies the stock portion of a distribution to shareholders that allows them to elect to receive cash or stock with a limit on the amount of cash that will be distributed is not a stock dividend for purposes of applying Topics 505 and 260. Effective for interim and annual periods ending on or after December 15, 2009, and would be applied on a retrospective basis.  The Company does not expect the provisions of ASU 2010-01 to have a material effect on the financial position, results of operations or cash flows of the Company.

In December 2009, the FASB issued Accounting Standards Update 2009-17, Consolidations (Topic 810): Improvements to Financial Reporting by Enterprises Involved with Variable Interest Entities.  This Accounting Standards Update amends the FASB Accounting Standards Codification for Statement 167. (See FAS 167 effective date below)

In December 2009, the FASB issued Accounting Standards Update 2009-16, Transfers and Servicing (Topic 860): Accounting for Transfers of Financial Assets.  This Accounting Standards Update amends the FASB Accounting Standards Codification for Statement 166. (See FAS 166 effective date below)

In October 2009, the FASB issued Accounting Standards Update 2009-15, Accounting for Own-Share Lending Arrangements in Contemplation of Convertible Debt Issuance or Other Financing.  This Accounting Standards Update amends the FASB Accounting Standard Codification for EITF 09-1.  (See EITF 09-1 effective date below)

In October 2009, the FASB issued Accounting Standards Update 2009-14, Software (Topic 985): Certain Revenue Arrangements That Include Software Elements.  This update changed the accounting model for revenue arrangements that include both tangible products and software elements.  Effective prospectively for revenue arrangements entered into or materially modified in fiscal years beginning on or after June 15, 2010.  Early adoption is permitted.  The Company does not expect the provisions of ASU 2009-14 to have a material effect on the financial position, results of operations or cash flows of the Company.

W K, Inc.
Notes to Financial Statements
December 31, 2009

NOTE 2.   SUMMARY OF SIGNIFICANT ACCOUNTING PRACTICES (Continued)

Recent Accounting Pronouncements (Continued)
In October 2009, the FASB issued Accounting Standards Update 2009-13, Revenue Recognition (Topic 605): Multiple-Deliverable Revenue Arrangements.  This update addressed the accounting for multiple-deliverable arrangements to enable vendors to account for products or services (deliverables) separately rather than a combined unit and will be separated in more circumstances than under existing US GAAP.  This amendment has eliminated that residual method of allocation.  Effective prospectively for revenue arrangements entered into or materially modified in fiscal years beginning on or after June 15, 2010.  Early adoption is permitted. The Company does not expect the provisions of ASU 2009-13 to have a material effect on the financial position, results of operations or cash flows of the Company.

In July 2009, the FASB ratified the consensus reached by EITF (Emerging Issues Task Force) issued EITF No. 09-1, (ASC Topic 470) "Accounting for Own-Share Lending Arrangements in Contemplation of Convertible Debt Issuance" ("EITF 09-1").  The provisions of EITF 09-1, clarifies the accounting treatment and disclosure of share-lending arrangements that are classified as equity in the financial statements of the share lender.  An example of a share-lending arrangement is an agreement between the Company (share lender) and an investment bank (share borrower) which allows the investment bank to use the loaned shares to enter into equity derivative contracts with investors.  EITF 09-1 is effective for fiscal years that begin on or after December 15, 2009 and requires retrospective application for all arrangements outstanding as of the beginning of fiscal years beginning on or after December 15, 2009.   Share-lending arrangements that have been terminated as a result of counterparty default prior to December 15, 2009, but for which the entity has not reached a final settlement as of December 15, 2009 are within the scope.  Effective for share-lending arrangements entered into on or after the beginning of the first reporting period that begins on or after June 15, 2009.  The Company does not expect the provisions of EITF 09-1 to have a material effect on the financial position, results of operations or cash flows of the Company.

W K, Inc.
Notes to Financial Statements
December 31, 2009

NOTE 2.   SUMMARY OF SIGNIFICANT ACCOUNTING PRACTICES (Continued)

Recent Accounting Pronouncements (Continued)
In June 2009, the Securities and Exchange Commission's Office of the Chief Accountant and Division of Corporation Finance announced the release of Staff Accounting Bulletin (SAB) No. 112. This staff accounting bulletin amends or rescinds portions of the interpretive guidance included in the Staff Accounting Bulletin Series in order to make the relevant interpretive guidance consistent with current authoritative accounting and auditing guidance and Securities and Exchange Commission rules and regulations. Specifically, the staff is updating the Series in order to bring existing guidance into conformity with recent pronouncements by the Financial Accounting Standards Board, namely, Statement of Financial Accounting Standards No. 141 (revised 2007) (ASC Topic 805), Business Combinations, and Statement of Financial Accounting Standards No. 160 (ASC Topic 810), Non-controlling Interests in Consolidated Financial Statements. The statements in staff accounting bulletins are not rules or interpretations of the Commission, nor are they published as bearing the Commission's official approval. They represent interpretations and practices followed by the Division of Corporation Finance and the Office of the Chief Accountant in administering the disclosure requirements of the Federal securities laws.

In April 2009, the FASB issued SFAS No. 164, (ASC Topic 810) "Not-for-Profit Entities: Mergers and Acquisitions - including an amendment of FASB Statement No. 142" ("SFAS 164"). The provisions of SFAS 164 provide guidance on accounting for a combination of not-for-profit entities either via merger or acquisition.  SFAS 164 is effective for mergers occurring on or after the beginning of an initial reporting period beginning on or after December 15,

NOTE 3.  GOING CONCERN

These financial statements have been prepared in accordance with generally accepted accounting principles applicable to a going concern, which contemplates the realization of assets and the satisfaction of liabilities and commitments in the normal course of business.  Since inception (May 27, 2009) to December 31, 2009, the Company recognized an accumulated operating deficit of $9,968.  The Company's ability to continue as a going concern is contingent upon the successful completion of additional financing arrangements and its ability to achieve and maintain profitable operations.  Management plans to raise equity capital to finance the operating and capital requirements of the Company.

W K, Inc.
Notes to Financial Statements
December 31, 2009

NOTE 3.  GOING CONCERN (Continued)

Amounts raised will be used for further development of the Company's products, to provide financing for marketing and promotion, to secure additional property and equipment, and for other working capital purposes.  While the Company is devoting its best efforts to achieve the above plans, there is no assurance that any such activity will generate funds that will be available for operations.

These conditions raise substantial doubt about the Company's ability to continue as a going concern.  These financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts, or amounts and classification of liabilities that might result from this uncertainty.

NOTE 4.   STOCKHOLDERS'EQUITY

The Company is authorized to issue 100,000 shares of its no par value common stock.

Inception (May 27, 2009), the Company issued 60,000 shares of its common stock to its founder for cash of $1,000.

There were no other issuances of stock or equivalents since inception (May 27, 2009)through December 31, 2009.  The Company has not issued any options or warrants or similar securities since inception.

During the short year ended December 31, stockholders and officers of the company contributed additional capital to the business in the form of equipment, and payment of pre-opening expenses with personal funds.  The total value of equipment contributed to the company was $17,125, pre-opening expenses paid with personal funds were $17,161.

W K, Inc.
Notes to Financial Statements
December 31, 2009

NOTE 5.   Property and Equipment

Property and equipment consists of the following at December 31:

2009
Leasehold improvements	$11,751
Store equipment and smallwares	27,779
Computer equipment	644
40,174
Accumulated depreciation	(2,817)
$37,357

Depreciation expense for the years ended December 31, 2009 was $2,817.

NOTE 6.   CREDIT LINE

The Company has a revolving overdraft reserve line of credit that allows for advances up to $1,500, at an annual interest rate of 18%.  At December 31, 2009, the balance of the reserve line was $1,339.  Total interest expense for the short year ended December 31, 2009 was $119.

NOTE 7.   RELATED PARTY TRANSACTIONS

The Company currently has a payable due to related party in the amount of $103,016.  No interest accrues on this payable due to the related party.

The officer and director of the Company is involved in other business activities and may face a conflict in selecting between the Company and their other business interests.  The Company has not formulated a policy for the resolution of such conflicts.

W K, Inc.
Notes to Financial Statements
December 31, 2009

NOTE 8.  PROVISION FOR INCOME TAXES

The Company accounts for income taxes using the asset and liability method.  Deferred tax assets and liabilities at the end of each period are determined using the currently enacted tax rates applied to taxable income in the periods in which the deferred tax assets and liabilities are expected to be settled or realized.

The provision (benefit) for income taxes consists of the following at December 31:

2009
Current income tax expense (benefit)	$(2,673)
Deferred income tax benefit	(711)
$(3,384)

The Company’s recorded provision for income tax differs from the amount computed by applying the statutory federal income tax rate to the net income (loss) primarily as a result of non-deductible expenses.

The Company’s significant temporary difference is associated primarily with the depreciation of property and equipment.

At December 31, 2009, the Company had federal net operating loss carryforwards of approximately $9,968, which are available to offset future income tax obligations.  These net operating loss carryforwards are subject to annual utilization limitations under Internal Revenue Code Section 382.  Federal net operating loss carryforwards expire through 2029.  A valuation allowance of $3,384 has been established, as it is uncertain that the Company will be able to realize such tax assets in the future.

Due to the Company's net loss, there was no provision for income taxes.

The provision for income taxes differs from the amount computed by applying the statutory federal income tax rate to income before provision for income taxes.  The sources and tax effects of the differences are as follows:

U.S federal statutory rate	(35.0%)
Valuation reserve	35.0%
Total	-%

W K, Inc.
Notes to Financial Statements
December 31, 2009

NOTE 9.  CONCENTRATION OF CREDIT RISK

Cash Balances
The Company maintains its cash in various financial institutions in the United States.  Balances maintained are insured by the Federal Deposit Insurance Corporation (FDIC).  This government corporation insured balances up to $100,000 through October 13, 2008.  As of October 14, 2008 all non-interest bearing transaction deposit accounts at an FDIC-insured institution, including all business checking deposit accounts that do not earn interest, are fully insured for the entire amount in the deposit account.  This unlimited insurance coverage is temporary and will remain in effect for participating institutions until December 31, 2009.  All other deposit accounts at FDIC-insured institutions are insured up to at least $250,000 per depositor until December 31, 2013.

NOTE 10.  LEASE AGREEMENT

On June 17, 2009, the Company entered into a non-cancelable operating lease for their retail store in Woodinville which expires on July 31, 2012.  The lease may be extended for the additional three year periods by mutual agreement.  Lease expense under the agreement was $4,000 for the short year ended December 31, 2009.  Future minimum lease payments required under the non-cancelable operating lease as of December 31 are as follows:

2010	$9,725
2011	10,625
2012	5,950
Total	$25,700

NOTE 11.  SUBSEQUENT EVENTS

The Company has evaluated subsequent events through February 22, 2010, the date which the financial statements were available to be issued. The Company has determined that there were no such events that warrant disclosure or recognition in the financial statements.